Summary of significant accounting policies (Details Textual)	12 Months Ended
Jun. 30, 2020
Summary of Significant Accounting Policies (Textual)
Accumulated inflation rate, description	The standard details a series of factors to be considered, including the existence of an accumulated inflation rate in three years that is approximate or exceeds 100%.
Associates voting rights, description	Associates are all entities over which the Group has significant influence but not control, usually representing an interest between 20% and at least 50% of the voting rights.
Argentine peso suffered, description	During the years ended June 30, 2020, 2019 and 2018, the Argentine Peso suffered a decrease in its value compared to the US dollar and other currencies close to 66%, 45% and 73%, respectively.